UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): October 27, 2008
PRIVATEBANCORP, INC.
(Exact name of Registrant as specified in its charter.)
Commission File Number: 000–25887

Delaware
(State or other jurisdiction of incorporation or	36-3681151
organization)	(I.R.S. Employer Identification Number)

70 W. Madison,
Suite 900
Chicago, Illinois	60602
(Address of principal executive offices)	(Zip Code)
(312) 683-7100
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
          On October 27, 2008, PrivateBancorp, Inc. (the “Company”) announced its earnings results for the quarter ended September 30, 2008. Attached as Exhibit 99.1 is a copy of the press release relating to the Company’s earnings results, which is incorporated herein by reference. Certain supplemental information relating to non-GAAP financial measures reported in the attached press release is included on page 16 of Exhibit 99.1.
          Additional presentation materials relating to the Company’s earnings results and conference call are attached as Exhibit 99.2 and are incorporated herein by reference.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
          (d) Exhibits

Exhibit No.	Description

99.1	Third Quarter 2008 Earnings Release dated October 27, 2008 (intended to be deemed filed with the Commission rather than furnished pursuant to General Instruction B.2. to Form 8-K)

99.2	Presentation materials for Third Quarter 2008 Conference Call dated October 27, 2008 (furnished with the Commission as part of this Form 8-K)

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRIVATEBANCORP, INC.
Date: October 27, 2008	By:	/s/ Larry D. Richman
Larry D. Richman
President and Chief Executive Officer

	By:	/s/ Dennis L. Klaeser
Dennis L. Klaeser
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
99.1	Third Quarter 2008 Earnings Release dated October 27, 2008

99.2	Presentation materials for Third Quarter 2008 Conference Call dated October 27, 2008